N A S D A Q : H E A R Safe Harbor Statement Forward-Looking Information This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements, and may contain the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein, including but not limited to, the application of quarter-end and year-end accounting procedures and adjustments, risks related to the Company’s liquidity and financial position, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the implementation of any businesses we acquire, our indebtedness, the outcome of our HyperSound strategic review process, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in our most recent Quarterly Report on Form 10-Q, our Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, Turtle Beach Corporation (the “Company”) undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. All of the forward-looking statements in this presentation are qualified by such cautionary statements, and subject to the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA and non-GAAP earnings per share (“EPS”), that are not calculated under the standards or rules of U.S. GAAP, which are referred to as "non-GAAP financial measures." These non-GAAP financial measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that these non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations. Non-GAAP EPS is defined as EPS less $0.01 per diluted share in HyperSound business transition charges. The Adjusted EBITDA outlook for the second quarter and full year 2017 has not been reconciled with the Company’s net loss outlook for the same periods because of the variability, complexity and lack of visibility with respect to certain reconciling items between adjusted EBITDA and net loss, including other income (expense), provision for income taxes and stock-based compensation. These items cannot be reasonably and accurately predicted without the investment of undue time, cost and other resources and, accordingly, a reconciliation of the Company’s adjusted EBITDA outlook to its net loss outlook for such periods is not available without unreasonable effort. These reconciling items could be material to the Company’s actual results for such periods. © 2017 Turtle Beach Corporation. All Rights Reserved. 1

N A S D A Q : H E A R Who We Are  Dominant market leader in gaming headsets  Strong brand with high consumer loyalty  Global distribution and partnerships  Full line of differentiated products  Extensive and valuable patent portfolio  Key player in $96B gaming market  Well positioned for a strong 2017  Opportunities to drive double-digit growth  Strengthening balance sheet  Experienced board and management team 2

N A S D A Q : H E A R Balance Sheet Highlights  Revolver typically peaks in Q4 and lowest in Q1 after holiday receipts  $49.0M federal, $21.0M state net operating losses @ Dec 31, 2016 offset taxable income (not scheduled to expire until 2029)  $60M line of credit and expectation to be significantly more profitable on consolidated basis is anticipated to provide sufficient capital to fund our plan Key Stats 3 Sources: S&P Capital IQ, company filings. 1) As of March 31, 2017. 2) Due in October 2030 and has 8% per annum PIK interest. Trading Data (@ Jul 6, 2017) Stock Price $0.68 Market Cap. $33.5M 52 Wk. Low/High $0.65/$2.00 Avg. Daily Vol. (3 mos.) 120K Public Float¹ 45% Insider Ownership¹ 55% Shares Outstanding¹ 49.3M Capitalization @ 3-31-16 @ 3-31-17 Cash & Equivalents $3.2M $3.6M Debt Revolver (asset-based loan) $0.5M $0M Term Loans $17.2M $14.4M Subordinated Notes $17.8M $20.0M Total Debt $35.5M $34.4M Series B - Preferred Stock² $16.5M $17.8M Valuation Metrics (@ Jul 6, 2017) Enterprise Value $64.3M Revenue (trailing 12 mos.) $164.3M EV/Revenue 0.4x

N A S D A Q : H E A R Dominant Market Leader in Gaming Headsets 5 of the top 10 sellers overall (1st & 3rd party) are Turtle Beach 4 Source: The NPD Group, Inc., Video Games Update 01.12.17. Data measured for full year 2016. #1 gaming headset provider for Xbox and PlayStation All 5 of the top 5 selling 3rd party headsets are Turtle Beach Longstanding position with higher share than next 3 players combined

N A S D A Q : H E A R Strong Brand with High Consumer Loyalty (1) Source: Bowen Research (June 2015); (2) Source: Survey Sampling International Research (April 2017), showing main Console Gaming Headset competitors; (3) Source: Simply Measured Service, June 2017. 5 Consumers’ Favorite Gaming Headset Brand¹ Facebook “Likes”³ #1 rated headset based on audio quality¹ 36% 30% 12% 8% 5% 4% 3% 3% 654,090 251,349 201,407 200,719 129,948 61,981 23% 21% 6% 5% 2% Unaided Brand Awareness² #1 rated headset based comfort¹ +52 Net Promoter Score² Thinking about brands of gaming headsets, what brands come to mind? Comp #1 Comp #2 Comp #3 Comp #4 Comp #5 Comp #6 Comp #7 Comp #1 Comp #2 Comp #3 Comp #4 Comp #1 Comp #2 Comp #3 Comp #4 Comp #5

N A S D A Q : H E A R Strong Retail Presence Great Partnerships 12,000+ Interactive Displays Sample retailers Global Distribution and Partnerships 6 Product sales in 42 countries with over 270,000 points of distribution Partnerships with industry leading brands Market leader in deploying interactive gaming headset displays

Full Line of Products…

TURTLE BEACH CORPORATION
NASDAQ: HEAR

	ASP	Sample Products	TB Key Features
eSports	Varies	Turtle Beach ELITE PRO	• Unique, adjustable tension • Cooling gel ear pads • Patented glasses relief system
Core Gamer *16+ hours per week*	> $200	Turtle Beach ELITE 800X Turtle Beach ELITE 800	• 100% wireless and active noise cancelling • DTS 7.1 Headphone:X • Boomless Microphone • Superhuman Hearing™ • Bluetooth integration
Enthusiast Gamer *7-15 hours per week*	$100 - $200	Ear Force STEALTH 520 Ear Force STEALTH 420X+ Launching September: Ear Force STEALTH 700, Ear Force STEALTH 700, Ear Force STEALTH 600, Ear Force STEALTH 600	• DTS 7.1 Headphone:X • Superhuman Hearing • 100% wireless • Noise cancelling • EQ Presets
Casual Gamer *4-6 hours per week*	$50 - $100	Ear Force XO FOUR STEALTH Ear Force PX24 Ear Force XO ONE Launching July: Ear Force XO THREE, Ear Force RECON 150	• Superhuman Hearing • 50mm speaker drivers • Mic monitoring
Entry-Level Gamer *< 4 hours per week*	< $50	Ear Force RECON 50X Ear Force RECON 60P Ear Force RECON 50P Just Launched: Ear Force RECON CHAT, Ear Force RECON CHAT	• Stereo sound, 40mm speaker drivers • 3.5mm connection • Removable mic • Open earcup • Glasses friendly design









7

...with Differentiated Technology

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Bolded and Italicized Text = Turtle Beach Headset First Mover Advantage

Superhuman Hearing™
Hear every single thing around you, from enemy footsteps to distant vehicles to weapon reloads.

ProSpecs™ Glasses Relief System
Ear pads with pressure-release technology that provides relief for gamers who wear glasses.
(Not on pictured headset.)

Active Noise Cancellation
Silence unwanted background sound for an immersive listening experience.

Boomless Mic
Hidden, high-quality noise-cancelling microphones.

Bluetooth
Bluetooth integration allows you to take phone calls with your headset while playing.

Bass Boost
Bass boost enhances deep rumbling sounds in games.



DTS Headphone:X 7.1 Surround
Superior surround sound that adds a height dimension, recreating the sound in your environment.

Mic Monitoring
Allows gamers to hear their voice within the headset so they know how loud they are speaking.

Dynamic Chat Boost™
Chat volume increases as game volume increases.

100% Wireless
Interference free game audio and chat.

Audio Presets
Customize your settings to create the perfect, personalized experience.

Rechargeable Batteries
Built-in rechargeable batteries provide for hours of continuous game play.

Magnetic Charging Stand
Easily charge and store your headset when not in use without fussing with wires.

8

N A S D A Q : H E A R 26 28 35 81 20 68 86 65 Jan 2013 Jan 2014 Jan 2015 Mar 2017¹ Pending Issued  Headset innovations:  Audio processing  Gaming specific features  HyperSound innovations:  Emitter construction  Ultrasound and emitter electronics  Digital signal processing techniques 121 96 46 146 Extensive & Valuable Patent Portfolio 9 1) As of Mar 10, 2017. Patent Portfolio Valued at $45+M in June 2015

N A S D A Q : H E A R Key Player in $96 Billion Global Gaming Market PC Gaming: $33B Mobile Gaming: $31B Console Gaming: $32B $96B Global Gaming Opportunity Source: DFC Intelligence Video Game Worldwide Market Forecast (October 2016). 10

Well Positioned For a Strong 2017

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Strong New Product Additions



Recon Chat headsets launched in Q2 and propelled Turtle Beach to #1 spot for Xbox One chat communicator sales in May 2017 (U.S. market)[1].

Current sales trends indicate Recon Chats will become #1 chat communicators across both platforms.



XO Three and Recon 150 launching in July refresh a headset with proven market leadership to a new, lower price point of $69.95.



Stealth 600 and 700's launch in Sept, bringing unprecedented features to $99 and $149 price points.

Xbox One models expected to be first-to-market with direct wireless connection to Xbox consoles.

New Titles Expected To Do Well

Strong '17 holiday outlook for AAA game titles.


CALL OF DUTY
WWII


DESTINY 2


STAR WARS
BATTLEFRONT II


ASSASSIN'S CREED ORIGINS

NPD predicting at least **4 titles will exceed $100M** in Q4 packaged consumer sales[2].

NPD predicting top 5 selling titles this Q4 will combine to **generate at least 20% more** packaged consumer **revenues** than the top 5 one year ago[2].

'17 Results Expected to Improve

- Consolidated Adj. EBITDA expected to improve to $11M ($4M in '16)[3].
- Consolidated Adj. EBITDA margin expected to improve to 7% (2% in '16)[3].
- Adjusted EBITDA expected to be sufficient to support senior debt repayment.
- Average revolver balance (asset-based loan) in 2017 expected to decline.

1. Source: The NPD Group, May 2017 and Turtle Beach projections.

2. Source: Industry Analysts, Video Games The NPD Group, Inc.

3. Guidance effective on May 9, 2017. Reflects midpoint of range.

11

2017 Outlook Reflects Q4-16 Channel Inventory Impact on Revenues But Significantly Improved Profitability

TURTLE BEACH CORPORATION
NASDAQ: HEAR

($ in millions)	2017[1]	% Δ[2]	Management Commentary & Assumptions
Total Revenue	*$155-$160*	*(9)%*	Holiday '16 inventory carryover impacts first half 2017 revenue
Headset Gross Margin	*~30%*	*Up from 24.5% in '16*	Lower operations costs, continued COGS improvements, some loss of operating leverage due to lower revenue
EPS[3]	***$(0.08)-$(0.12)***	**$(0.33) in '16[3]**	Based upon 49.3M shares
Adjusted EBITDA:			
Headsets	*~$12*	*(17)%*	Higher channel inventory in early 2017 impacts full-year sales
HyperSound	*~$(1)*	*$(10.4)M '16*	Significant cost reductions enable consolidated adj. EBITDA improvement
Consol. Adj. EBITDA	***$10-$12***	***162%***	**$4M in 2016**

1) Guidance reiterated and effective on May 9, 2017.
2) Delta reflects midpoint of the outlook.
3) Excludes intangible asset amortization costs associated with *HyperSound Clear™ 500P* launch, $7.1M in inventory reserves associated with *HyperSound* restructuring and $0.6M for other restructuring charges in 2016.

12

N A S D A Q : H E A R 13 ($ in millions) 2013 2014 2015 2016 2017E¹ Headset Net Revenue $178.5 $185.5 $161.8 $173.3 $157.0 Adjusted EBITDA² $13.9 $12.0 $2.4 $14.4 $12.0 Gross Margin % 28.2% 27.5% 26.5% 31.9% ~ 30% HyperSound Net Revenue - $0.7 $0.9 $0.7 - Adjusted EBITDA² - ($10.0) ($13.8) ($10.4) ($1.0) Consolidated Net Revenue $178.5 $186.2 $162.7 $174.0 $157.0 Adjusted EBITDA² $13.9 $2.0 ($11.4) $4.0 $11.0 Historical Segment Results Detail the Drivers of Consolidated Performance Following HyperSound Transition to a License Model, Gaming Business Driving Revenue and Adj. EBITDA Going Forward 1) Guidance reiterated and effective on May 9, 2017. 2) See appendix for a reconciliation of adjusted EBITDA. Gaming business drives revenue and cash flows going forward HyperSound transitioned to a license model in Q3/Q4 2016

N A S D A Q : H E A R Highlights: • Between 2013 and 2016, new gen net revenue grew from zero to $173.3M • Between 2013 and 2016, old gen net revenue declined from $207.1M to $6.9M • From 2013-2016, wound down all old gen products and built entire new gen product line-up • 2014 and 2015 had greatest negative impact from console transition driven by product portfolio changes, higher promotional activity to clear inventory, incremental costs to get new gen products to market, and higher logistics costs 14 ($ in millions) 2013 2014 2015 2016 2017E¹ Net Revenue $178.5 $185.5 $161.8 $173.3 $157.0 Gross Margin $ $50.3 $51.0 $42.8 $55.2 Gross Margin % 28.2% 27.5% 26.5% 31.9% ~30% Operating Expenses $48.7 $51.6 $51.5 $46.4 Operating Income $1.6 ($0.3) ($8.7) $8.6 Foreign Exchange Gain(Loss) - ($0.7) ($1.0) ($2.4) Adjusted EBITDA $13.9 $12.0 $2.4 $14.4 ~$12.0 Historical Headset GAAP Financial Results Strengthening As Console Transition Completes 1) Guidance reiterated and effective on May 9, 2017. Headset Business Generates Sufficient Cash to Service Senior Debt Consolidated Adjusted EBITDA Improves to $11M or 7% of Revenue in 2017

N A S D A Q : H E A R 15 ($ millions) 2013 2014 2015 2016 2017E¹ New Gen Revenue¹ $15.9 $100.2 $124.2 $160.0 $151.0 YoY $ Change $15.9 $84.3 $24.0 $35.8 ($9.0) YoY % Change 100% 530% 24% 29% (6%) Old Gen Revenue¹ $153.4 $75.4 $30.4 $6.9 - YoY $ Change ($53.7) ($78.0) ($45.0) ($23.5) ($6.9) YoY % Change (26%) (51%) (60%) (77%) (100%) Strong New Gen Compounded Annual Growth Now Driving Headset Business 1. Xbox and PlayStation net revenue only 2. Midpoint of guidance reiterated and effective on May 9, 2017. 2014 new gen revenue • Microsoft gaming audio for headsets not available until March 2014, missing 2013 holiday and benefitting 2014 2015 was inflection point for new gen: • More games for new gen platforms vs. 2014 • New gen consoles over 50% of active installed base • New gen console unit sales significantly higher than original projections 2017 new gen revenue • Negatively impacted by ~$12M due primarily to first-person shooter game titles being down 40% year-over-year in 2016 holiday

Opportunities To Drive Double-Digit Revenue Growth

TURTLE BEACH CORPORATION
NASDAQ: HEAR

History

2013 - 2015:
Console platform change forces changeover to new portfolio (not expected to happen again). Strong dollar impacted 2015.

2014 - 2016:
Significant investment in HyperSound. Gaming market has weak Q4-16, leading to high channel inventory.

Focus/Priorities

2016:
Focus on returning headset business to strong profitability. Wind-down HyperSound. Enter eSports, virtual reality (VR), Streaming Mic categories.

2017:
Focus on core headset business and continued profitability improvements. Expand eSports. Nurture new VR and mic business. Lay groundwork for 2018+ growth initiatives in PC and international.

2018 - 2019:
Maintain leadership in core console segment. Expand into PC gaming headsets including China market. Drive eSports, VR, mic businesses. Evaluate additional new product categories for 2019+.



New Gen
Old Gen
Other
HyperSound
PC/VR/New Products
Target 10%+ Consolidated Growth
$178M
$186M
$163M
$174M
$155-160M
2013
2014
2015
2016
2017E[1]
2018E
2019E

Note: Old-gen, new-gen revenue splits are approximations.
1) Guidance reiterated and effective on May 9, 2017.

16

N A S D A Q : H E A R 17 Longer Term Console Market Expected to Grow at ~5% Rate Sources: DFC Intelligence Forecasts: Worldwide Console Forecast, Preliminary February 2017 and Turtle Beach projections.

PC Gaming Offers Growth Opportunity in Adjacent Market

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PC Gaming

International

Virtual Reality (VR)

- PC gaming headsets market ~$400M market globally[1]
- PC gaming more popular than console gaming in markets including Germany, China, other parts of Asia[2]
- Leveraging expanded portfolio as a growth platform in Germany and China
- Microsoft introduced Xbox on Window 10 gaming PCs/laptops
  - Compatibility of Xbox accessories provides good path from Xbox leadership into PC segment

Sample PC Products



1) The NPD Group, IDC and Company Estimates.
2) Newzoo 2015 Global Games Market Report Premium.

18

China is a Large Gaming Market with PC Focus, Untapped for Turtle Beach

TURTLE BEACH CORPORATION NASDAQ: HEAR

PC Gaming | **International** | Virtual Reality (VR)

- China represents long-term growth opportunity for console and PC gaming headsets
  - 530M Chinese gamers[2]
  - Turtle Beach revenues from China well under $1M in 2016
  - Initiated modest growth investment in 2016, expected to ramp in 2018
  - 73M Esports audience in China of which 42M are Esports Enthusiasts[2]
  - Turtle Beach investment in eSports underway
- Growth Plans and expansion in Latin America
  - 209M estimated gamers[3]
  - Turtle Beach in 12 countries and over 1600 stores in Latin America

Chinese Games Market Forecast[1]



$33.7B
$13.8B
14% CAGR
2013
2020E

1) Newzoo | Q2 2017 Update | Global Games Market Report.
2) Newzoo 2016 Global Esports Market Report.
3) Newzoo 2016 Global Games Market Report Premium.

19

Virtual Reality Offers Additional Long-Term Growth Opportunity

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PC Gaming | International | **Virtual Reality (VR)**

- According to SuperData Research, VR hardware market expected to reach $17.8B by 2020 from $1.5B in 2016 (85% CAGR)[1]
- Consoles likely to be key driver of non-mobile VR as evidenced by Sony PSVR having 70%+ revenue share of major non-mobile VR headsets since Oct '16 launch[2]
- STEALTH 350VR, our first gaming headset designed for upcoming VR devices, launched in Oct 2016

STEALTH 350VR


STEALTH
350VR

1) https://www.superdataresearch.com/market-data/virtual-reality-industry-report/
2) February 2017 NPD report.

20

Experienced Board of Directors

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Ron Doornink
Chairman

- Former Chairman and CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder and principal of Erasmus Equity Investments



Juergen Stark
CEO and Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School; B.S. Aerospace, University of Michigan



Ken Fox
Director

- Managing partner of Stripes Group, LLC
- Former Managing Director and co-founder of Internet Capital Group (NASDAQ: ICGE)
- Co-founder of A-10 Capital and Sentinel Fund



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) and Pepsico (NYSE: PEP)



Dr. Andrew Wolfe, PhD
Director

- Founder and principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering and Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon



Gregory Ballard
Director

- General partner with Eleven Ventures
- Former senior VP for mobile & social games at Warner Bros., former CEO of Glu Mobile, former board member with DTS
- JD, Harvard Law School

21

Experienced Management Team

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



Richard Kuvalik
CTO

- 15+ years in consumer audio
- Led peripheral products for PlayStation at Sony



John Hanson
CFO

- EVP and CFO at Dialogic
- CFO at One Communications Corp



Andrew Lilien
VP of Marketing

- 20+ years of brand, consumer and retail marketing experience
- Past experience at ESPN, Fleer Trading Cards and National Media Group



Cris Keirn
SVP, Global Sales

- Led headset transition as VP of business planning & strategy
- 17 years with Motorola in product management, operations, quality and customer relations



Jose Rosado
VP Global Operations

- Former Sr. Director, Global Supply Chain Operations for HP
- 22 years of supply chain management with Motorola, On Semiconductor, HP, Cisco



Matt Seymour
VP, Product Management

- 20+ years in the Consumer Electronics industry
- Previously with Sony leading television portfolio planning & development, product marketing



Scott Rankin
VP Global Logistics

- 20+ years of logistics, transportation and operations experience
- 11+ years at Turtle Beach



Megan Wynne
General Counsel

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm

22

N A S D A Q : H E A R Key Takeaways  #1 console gaming headset brand in the world - ~3x larger than next competitor by revenue  $92 billion global gaming opportunity  Disruptive, cutting-edge technologies and patents  New-gen headset transition expected to continue to improve margins, profitability and cash flows  2017 is focused on improving profitability and strengthening the balance sheet  VR, PC gaming and international expansion all provide meaningful longer-term headset growth opportunities 23

Contact Us

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Investor Relations:
Cody Slach
Liolios
949.574.3860
HEAR@Liolios.com

Media Contact:
Maclean Marshall
Turtle Beach Corporation
858.914.5093
Maclean.Marshall@turtlebeach.com

COMPANY WEBSITES

www.turtlebeachcorp.com **www.turtlebeach.com** **www.*hypersound*.com**

24

Appendix

Q2 2017 Outlook

	Q2-17[1]	YoY Δ[2]	Management Commentary & Assumptions
Revenue	$17-$18M	(40)%	- Lingering impact of weak holiday '16 sales - Higher-than-normal post-holiday channel inventory - New Q3 product launches expected to impact Q2 as company pulls back sales to prep for launch of replacement models
Adj. EBITDA	$(5.5)M	13%	- Reflects anticipated lower revenue but lower opex (better adj. EBITDA margins)
EPS	$(0.17)-$(0.19)	22%[3]	- Profit expected to increase despite weak operating environment highlights strong expense management

1) Guidance effective on May 9, 2017.
2) Delta reflects midpoint of the outlook.
3) Assumes Q2-16 EPS of $(0.23), which excludes a $0.63 non-cash goodwill impairment charge.

26

N A S D A Q : H E A R Financial Overview – Last Reported Quarter 27 1) See slides 28 and 29 for a reconciliation of non-GAAP measures. 2016 2017 YOY ∆ $ in millions (except per share data) Q1 Q1 Revenue $24.0 $14.4 -40% Gross Profit $3.4 $2.2 -34% Gross Margin 14.0% 15.4% +140bps Headset Gross Margin 19.9% 19.5% -40bps Operating Expenses $13.1 $10.3 Reduced 22% Operating Income (Loss) ($9.8) ($8.1) +$1.7 Headset Operating Income ($5.3) ($7.1) -$1.8 GAAP Net Income (Loss) ($12.0) ($9.9) +$2.1 GAAP EPS Diluted ($0.26) ($0.20) +$0.06 Non-GAAP Net Income (Loss)1 ($11.8) ($9.3) +$2.5 Non-GAAP EPS Diluted¹ ($0.26) ($0.19) +$0.07 Adj. EBITDA¹ ($6.3) ($6.2) +$0.1 Headset Adj. EBITDA ($3.2) ($5.6) -$2.4

N A S D A Q : H E A R Reconciliation of GAAP and Non-GAAP Measures 28 Three Months Ended March 31, 2017 March 31, 2016 Net Income (Loss) GAAP Net Income (Loss) $ (9,926) $ (12,011) Business transition charges 651 225 Non-GAAP Earnings (9,275) (11,786) Diluted Earnings Per Share GAAP - Diluted $ (0.20) $ (0.26) Business transition charges $ 0.01 $ — Non-GAAP - Diluted $ (0.19) $ (0.26)

N A S D A Q : H E A R GAAP to Adjusted EBITDA Reconciliation 29 (1) Other includes business transition costs and restructuring charges. Three Months Ended March 31, 2017 As Reported Adj Depreciation Adj Amortization Adj Stock Compensation Other (1) Adj EBITDA Net Revenue $ 14,352 $ — $ — $ — $ — $ 14,352 Cost of Revenue 12,136 (122) — 85 (353) 11,746 Gross Profit 2,216 122 — (85) 353 2,606 Operating Expense 10,308 (647) (84) (471) (298) 8,808 Operating loss (8,092) 769 84 386 651 (6,202) Interest expense 1,840 Other non-operating income, net (51) (51) Loss before income tax expense (9,881) Income tax expense 45 Net loss $ (9,926) Adjusted EBITDA $ (6,151)

N A S D A Q : H E A R GAAP to Adjusted EBITDA Reconciliation (continued) 30 December 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 Net Income (Loss) (87,182) (82,907) (15,485) (6,163) Depreciation 5,066 5,901 5,800 4,422 Amortization of intangibles 4,128 2,015 1,066 923 Interest 7,447 5,100 7,209 6,626 Taxes (387) 2,392 (6,272) 1,090 Stock Compensation 3,960 5,897 5,194 2,563 Restructuring Expense 664 399 747 527 Goodwill 63,236 49,822 - - Business Transaction Expense 7,079 - 3,744 3,864 EBITDA 4,011 (11,381) 2,003 13,852

N A S D A Q : H E A R GAAP to Adjusted EBITDA Reconciliation (continued) 31 December 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 Headset Net Income (Loss) (930) (17,201) (1,969) (6,163) Depreciation 4,061 5,704 5,680 4,422 Amortization of intangibles 437 670 800 923 Interest 7,445 5,096 7,205 6,626 Taxes (392) 2,393 (6,272) 1,090 Stock Compensation 3,457 5,347 4,266 2,563 Restructuring Expense 289 399 747 527 Business Transaction Expense - - 1,556 3,864 EBITDA 14,367 2,408 12,013 13,852

N A S D A Q : H E A R GAAP to Adjusted EBITDA Reconciliation (continued) 32 December 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 HyperSound Net Income (Loss) (86,252) (65,706) (13,516) - Depreciation 1,005 197 120 - Amortization of intangibles 3,691 1,345 266 - Interest 2 4 4 - Taxes 5 (1) - - Stock Compensation 503 550 928 - Restructuring Expense 375 - - - Goodwill 63,236 49,822 - - Business Transaction Expense 7,079 - 2,188 - EBITDA (10,356) (13,789) (10,010) -